UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2020

SUPERIOR ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34037	75-2379388
(State or other jurisdiction)	(Commission File Number)	(IRS Employer Identification No.)

1001 Louisiana Street, Suite 2900 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 654-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol*	Name of each exchange on which registered*
Common Stock	SPNX	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

*

On September 17, 2020, the registrant’s common stock (“Common Stock”) was suspended from trading on the New York Stock Exchange (the “NYSE”). Effective September 18, 2020, the Common Stock began trading on the OTCQX marketplace maintained by the OTC Markets Group, Inc. under the symbol “SPNX.” On October 2, 2020, the NYSE filed a Form 25 notifying the Securities and Exchange Commission that it intends to delist the Common Stock from trading on the NYSE and to remove it from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The delisting became effective 10 days after the filing of the Form 25. In accordance with Rule 12d2-2 of the Exchange Act, the deregistration of the Common Stock under Section 12(b) of the Exchange Act will become effective 90 days, or such shorter period as the SEC may determine, from the date of the Form 25 filing. Upon deregistration under Section 12(b) of the Exchange Act, the Common Stock will remain registered under Section 12(g) of the Exchange Act.

Item 1.01	Entry into Material Definitive Agreement.

As previously disclosed, on December 7, 2020, Superior Energy Services, Inc. (the “Company” or “we”) and certain of its direct and indirect wholly-owned domestic subsidiaries (together with the Company, the “Debtors”) commenced voluntary cases under Chapter 11 (the “Chapter 11 Cases”) of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). In connection with the Chapter 11 Cases, the Debtors filed a motion for approval of a debtor-in-possession financing facility, and on December 8, 2020, the Bankruptcy Court approved such motion and entered into an order approving the financings (the “DIP Order”).

In accordance with the DIP Order, on December 9, 2020, the Company, as parent guarantor, SESI, L.L.C., as borrower and the other Debtors, as guarantors, entered into a $120 million Senior Secured Debtor-in-Possession Credit Agreement (the “DIP Facility”) with JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto.

The terms of the DIP Facility were previously disclosed in Item 1.01 of the Company’s Current Report on Form 8-K filed on December 7, 2020, which description is incorporated by reference into this Item 1.01 of this Current Report on Form 8-K.

The foregoing description of the DIP Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the DIP Facility, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K and under the heading “DIP Facility” in Item 1.01 of the Company’s Current Report on Form 8-K filed on December 7, 2020 is incorporated herein by reference. This description does not purport to be complete and is qualified in its entirety by reference to the full text of the DIP Facility, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	*Senior Secured Debtor-In-Possession Credit Agreement, dated as of December 9, 2020, by and among Superior Energy Services, Inc., as parent guarantor, SESI, L.L.C., as borrower, the guarantors party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	In accordance with Item 601(a)(5) of Regulation S-K, certain schedules or similar attachments to this exhibit have been omitted from this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ENERGY SERVICES, INC.

By:	/s/ William B. Masters
William B. Masters
Executive Vice President, General Counsel and Secretary

Dated: December 9, 2020